Exhibit 10.16

LIMITED WAIVER AND AMENDMENT NO. 1 TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

This Limited Waiver and Amendment No. 1 to Amended and Restated Senior Secured Credit Agreement (this “Amendment”) is entered into as of October 25, 2024, by and among Phoenix Capital Group Holdings, LLC, a Delaware limited liability company (the “Company”), Phoenix Operating LLC, a Delaware limited liability company (the “Borrower”), solely for the purposes of the amendment to Section 8.21 of the Credit Agreement (as defined below), Lion of Judah Capital, LLC, a Delaware limited liability company (“Holdings”), the Guarantors party hereto, the Lenders (as defined in the Credit Agreement) party hereto, which constitute the Majority Lenders, and Fortress Credit Corp., as Administrative Agent (as defined in the Credit Agreement). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

This Amendment is entered into in reference to the following facts:

WHEREAS, the Company, the Borrower, Holdings, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Amended and Restated Senior Secured Credit Agreement, dated as of August 12, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as further amended by this Amendment, the “Amended Credit Agreement”).

WHEREAS, pursuant to Section 8.21(a) of the Credit Agreement, by not later than September 26, 2024 (or such later date as may be agreed to by the Administrative Agent in its sole discretion), Intermediate Holdings is to (a) acquire, and become the direct owner of, 100% of the Equity Interests in the Company and (b) execute and deliver all documentation reasonably requested by the Administrative Agent to confirm the pledge by Intermediate Holdings of 100% of the Equity Interests in the Company (the “Reorganization Covenant”).

WHEREAS, Intermediate Holdings has requested, and the Administrative Agent and Lender hereby agree to grant, an extension of the Reorganization Covenant to October 18, 2024 (the “Reorganization Covenant Extension”), subject to the terms and conditions set forth herein.

WHEREAS, the Company has outstanding Indebtedness owed by it to WebBank, pursuant to that certain Business Loan and Security Agreement Supplement, dated as of January 9, 2024, by and between the Company, as borrower, and WebBank, as lender (the “Business Loan Agreement”), in the aggregate amount of $585,903.26, which such Indebtedness is in violation of Section 9.02 of the Credit Agreement, constituting an Event of Default under Section 10.01(d) of the Credit Agreement (the “Indebtedness Covenant Default”).

WHEREAS, the Company has existing Liens securing such Indebtedness under the Business Loan Agreement, which such Liens are in violation of Section 9.03 of the Credit Agreement, constituting an Event of Default under Section 10.01(d) of the Credit Agreement (the “Lien Covenant Default”; and the Lien Covenant Default, together with the Indebtedness Covenant Default, collectively, the “Specified Defaults”).

WHEREAS, the Credit Parties have requested that the Administrative Agent and the Majority Lenders (a) approve the Reorganization Covenant Extension, (b) waive the Specified Defaults and (c) amend the Credit Agreement in certain other respects, on the terms and conditions stated herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows.

ARTICLE 1 – LIMITED WAIVER AND AMENDMENT

1.1 Limited Waiver. The Administrative Agent and the Lenders constituting at least the Majority Lenders hereby agree, subject to the terms and conditions hereof, to waive the Specified Defaults upon the occurrence of the Amendment Effective Date. The waiver provided in this Section 1.1 is limited to the extent described herein and shall not be construed to (a) be a consent to or waiver of any other Defaults, Events of Default, terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents or (b) constitute a custom or course of dealing among the parties hereto.

1.2 Amendments. In reliance upon the representations and warranties set forth in Section 3.1 below and upon satisfaction of the conditions to effectiveness set forth in Section 2.1 below, the Credit Agreement is hereby amended as follows:

(a)	Article I of the Credit Agreement is hereby amended by adding the following defined term in its appropriate alphabetical order:

“Business Loan Agreement” means that certain Business Loan and Security Agreement Supplement, dated as of January 9, 2024, by and between the Company, as borrower, and WebBank, as lender, as in effect on October 25, 2024.

(b)	Section 8.21(a) of the Credit Agreement is hereby amended by replacing the phrase “forty five (45) days following the Closing Date” with “October 18, 2024”.

(c)	Section 9.02 of the Credit Agreement is hereby amended by:

(i)	deleting the word “and” immediately after clause (f) thereof;

(ii)	replacing the “.” immediately after clause (g) thereof with “; and”; and

(iii)	adding a new clause (h) immediately after clause (g) thereof to read in its entirety as follows:

(h) Indebtedness under the Business Loan Agreement in an aggregate outstanding amount not to exceed (i) on or prior to January 15, 2025, $585,903.26 and (ii) after January 15, 2025, $0.

(d)	Section 9.03 of the Credit Agreement is hereby amended by:

(i)	deleting the word “and” immediately after clause (f) thereof;

(ii)	replacing the “.” immediately after clause (g) thereof with “; and”; and

(iii)	adding a new clause (h) immediately after clause (g) thereof to read in its entirety as follows:

(h) Liens securing Indebtedness expressly permitted by Section 9.02(h).

ARTICLE 2 – CONDITIONS

2.1 Conditions Precedent. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions, in each case, in form and substance reasonably satisfactory to the Administrative Agent (such date on which the Amendment becomes effective, the “Amendment Effective Date”):

(a)	the execution and delivery of this Amendment by the Company, the Borrower, Holdings, the Administrative Agent and the Majority Lenders;

(b)	after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing; and

(c)

after giving effect to this Amendment, the representations and warranties contained in Article 3 hereof shall be true and correct in all material respects (or, with respect to any representation and warranty qualified by materiality or a material adverse change or material adverse effect standard, in all respects) on and as of the date hereof as though made on and as of the date hereof (although any representations and warranties which expressly relate to an earlier date shall be true and correct in all material respects (or, with respect to any representation and warranty qualified by materiality or a material adverse change or material adverse effect standard, in all respects) as of the specified earlier date).

ARTICLE 3 – REPRESENTATIONS AND WARRANTIES

3.1 Credit Party Representations and Warranties. In order to induce the Administrative Agent and the Majority Lenders to enter into this Amendment, each Credit Party party hereto represents and warrants to the Administrative Agent and the Majority Lenders that:

(a)

the execution, delivery and performance by such Credit Party (other than the Specified Additional Guarantors) of this Amendment (i) are within such Credit Party’s limited liability company powers, (ii) have been duly authorized by all necessary limited liability company action, (iii) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect other than those approvals or consents which, if not made or obtained, would not cause a Default under the Credit Agreement, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of this Amendment or the other Loan Documents, (iv) will not violate any applicable law or regulation that is material or the charter, bylaws or other organizational documents of such Credit Party or any material order of any Governmental Authority, (v) will not violate or result in a default under any indenture or other material instrument or agreement binding upon such Credit Party, or give rise to a right thereunder to require any payment to be made by such Credit Party and (vi) will not result in the creation or imposition of any Lien on any Property of such Credit Party (other than Liens securing the Secured Obligations);

(b)	this Amendment constitutes the valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms;

(c)

after giving effect to this Amendment, such Credit Party’s representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, with respect to any representation and warranty qualified by materiality or a material adverse change or material adverse effect standard, in all respects) on and as of the date hereof as though made on and as of the date hereof (although any representations and warranties which expressly relate to an earlier date are true and correct in material respects (or, with respect to any representation and warranty qualified by materiality or a material adverse change or material adverse effect standard, in all respects) as of the specified earlier date); and

(d)	after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

ARTICLE 4 – GENERAL PROVISIONS

4.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and such Credit Party has no defense to its performance obligations or other obligations (contingent or otherwise) to pay the Secured Obligations when due. Each Credit Party hereby agrees that the amendments and modifications herein contained shall not limit or impair any Liens securing the Secured Obligations or such Credit Party’s obligation (contingent or otherwise) to pay the Secured Obligations when due, each of which is hereby ratified and affirmed in all respects.

4.2 Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute an amendment, waiver or modification of any other provision of the Credit Agreement or any other Loan Document, does not constitute a waiver of timely compliance with the provisions of the Credit Agreement or any provision of any other Loan Document, does not constitute a waiver of any Default or Event of Default (other than the Specified Defaults) whether or not known to the Administrative Agent or the Majority Lenders, and does not entitle the Credit Parties to any amendment, waiver or modification of any provision of the Credit Agreement or any other Loan Document, or to a consent to any transaction, in the future in similar or dissimilar circumstances. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and confirmed in all respects. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import, shall, unless the context otherwise requires, mean the Amended Credit Agreement.

4.3 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

4.4 Final Agreement. This Amendment is intended by the Credit Parties, the Administrative Agent and the Majority Lenders to be the final, complete, and exclusive expression of the agreement between them relating to the subject matter hereof. The terms of this Amendment supersede any and all prior oral or written agreements relating to the subject matter hereof.

4.5 Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

4.6 Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 12.09(b) through (d) of the Amended Credit Agreement shall apply to this Amendment mutatis mutandis.

4.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8 Loan Document. This Amendment shall constitute a Loan Document (as defined in the Credit Agreement and Amended Credit Agreement), and all the terms and provisions of the Credit Agreement and Amended Credit Agreement relating to Loan Documents shall apply hereto.

[signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

COMPANY:

PHOENIX CAPITAL GROUP HOLDINGS, LLC

By:	/s/ Adam Ferrari
Name: Adam Ferrari
Title: Chief Executive Officer

BORROWER:

PHOENIX OPERATING LLC

By: Phoenix Capital Group Holdings, LLC, its Manager

By:	/s/ Adam Ferrari
Name: Adam Ferrari
Title: Chief Executive Officer

HOLDINGS:

LION OF JUDAH CAPITAL, LLC

By:	/s/ Daniel Ferrari
Name: Daniel Ferrari
Title: Manager

By:	/s/ Charlene Ferrari
Name: Charlene Ferrari
Title: Manager

Signature Page to Limited Wavier and Amendment No. 1 to Amended and Restated Senior Secured Credit Agreement

GUARANTORS:

PHOENIX CAPITAL GROUP HOLDINGS I LLC
PHOENIX EQUITY HOLDINGS, LLC
ADAMANTIUM CAPITAL LLC

By: Phoenix Capital Group Holdings, LLC, its Sole Member

By:	/s/ Adam Ferrari
Name: Adam Ferrari
Title: Chief Executive Officer

FIREBIRD SERVICES, LLC

By: Phoenix Operating LLC, its Sole Member

By: Phoenix Capital Group Holdings, LLC, its Manager

By:	/s/ Adam Ferrari
Name: Adam Ferrari
Title: Chief Executive Officer

Signature Page to Limited Wavier and Amendment No. 1 to Amended and Restated Senior Secured Credit Agreement

SPECIFIED ADDITIONAL GUARANTORS:

ADAM FERRARI

By:	/s/ Adam Ferrari
Name: Adam Ferrari

BRYNN FERRARI

By:	/s/ Brynn Ferrari
Name: Brynn Ferrari

CURTIS ALLEN

By:	/s/ Curtis Allen
Name: Curtis Allen

LINDSEY WILSON

By:	/s/ Lindsey Wilson
Name: Lindsey Wilson

Signature Page to Limited Wavier and Amendment No. 1 to Amended and Restated Senior Secured Credit Agreement

ADMINISTRATIVE AGENT

FORTRESS CREDIT CORP.

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Authorized Signatory

LENDERS

FLF III GMS Holdings Finance L.P.
By: FLF III GMS Holdings Finance CM LLC, as servicer
By: Fortress Lending III Holdings L.P., its sole member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Authorized Signatory

FLF III Holdings Finance L.P.
By: Fortress Lending III Holdings L.P., its sole member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Authorized Signatory

Signature Page to Limited Wavier and Amendment No. 1 to Amended and Restated Senior Secured Credit Agreement

FLF III-IV MA-CRPTF Holdings Finance L.P.
By: FLF III-IV MA-CRPTF Advisors LLC, its collateral manager

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Authorized Signatory

FLF IV Holdings Finance L.P.
By: Fortress Lending III Holdings L.P., its sole member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Authorized Signatory

Fortress Credit Opportunities IX CLO Limited
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Deputy Chief Financial Officer

Fortress Credit Opportunities XIX CLO LLC
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Deputy Chief Financial Officer

Signature Page to Limited Wavier and Amendment No. 1 to Amended and Restated Senior Secured Credit Agreement

Fortress Credit Opportunities XXI CLO LLC
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Deputy Chief Financial Officer

Fortress Credit Opportunities XXIII CLO LLC
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Deputy Chief Financial Officer

FLF III GMS Holdings Finance L.P.
By: FLF III GMS Holdings Finance CM LLC, as servicer
By: Fortress Lending III Holdings L.P., its sole member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Authorized Signatory

FLF III-IV MC-CRPTF Holdings Finance L.P.
By: FLF III-IV MA-CRPTF Advisors LLC, its collateral manager

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Authorized Signatory

Signature Page to Limited Wavier and Amendment No. 1 to Amended and Restated Senior Secured Credit Agreement

Fortress Lending IV Holdings L.P.
By: Fortress Lending Advisors IV LLC, its investment manager

By:	/s/ Vincent Randazzo
Name: Vincent Randazzo
Title: Authorized Signatory

Signature Page to Limited Wavier and Amendment No. 1 to Amended and Restated Senior Secured Credit Agreement